UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 7, 2024

QHSLab, Inc.

(Exact Name of Registrant as Specified in its Charter)

0-19041

(Commission File No.)

Nevada	30-1104301
(State of Incorporation)	(I.R.S. Employer Identification No.)

901 Northpoint Parkway Suite 302 West Palm Beach FL 33407	33407
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (929) 379-6503

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	USAQ	N/A

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On June 4, 2024, the Company advised Accell Audit and Compliance, P.A. (“Accell”), that the Company’s Board of Directors had determined to dismiss Accell as the Company’s independent auditors effective June 4, 2024. Accell issued the auditor’s report on the Company’s financial statements for the years ended December 31, 2021, 2022 and 2023.

Other than an explanatory paragraph included in Accell’s audit report for the Company’s fiscal years ended December 31,2022 and 2023 relating to the uncertainty of the Company’s ability to continue as a going concern, the audit reports of Accell on the Company’s financial statements for the fiscal years ended December 31, 2022 and 2023 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the Company’s fiscal years ended December 31, 2022 and 2023 and any subsequent interim period through June 4, 2024, the date of the dismissal of Accell, there were no disagreements with Accell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Accell’s satisfaction, would have caused Accell to make reference to the subject matter of the disagreements in connection with their report on the Company’s consolidated financial statements for such years; and there were not reportable events, as listed in Item 304(a)(l)(v) of Regulation S-K.

The Company provided Accell with a copy of the disclosure contained in this Form 8-K and requested in writing that Accell furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. Accell provided a letter, dated June 4, 2024 stating its agreement with such statements, which is attached as Exhibit 16.1 to this Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

Effective June 4, 2024, the Board of Directors of the Company approved the appointment of Astra Audit & Advisory LLC., as its independent registered public accountant for the year ended December 31, 2024. During the Company’s most recent fiscal years ended December 31, 2023 and 2022 and subsequent interim periods through the date of appointment, neither the Company nor anyone acting on its behalf has consulted with Astra Audit & Advisory LLC with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or (ii) any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
16.1	Letter to the Securities and Exchange Commission dated June 4, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 7, 2024

QHSLab, Inc.

/s/ Troy Grogan
Name:	Troy Grogan
Title:	CEO and Chairman